UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2017
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6668
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 31, 2017, FMC Corporation (the “Company”) entered into a definitive Transaction Agreement (the “Transaction Agreement”) with E. I. du Pont de Nemours and Company (“DuPont”). On the terms and subject to the conditions set forth in the Transaction Agreement, (1) the Company has agreed to purchase certain assets relating to DuPont’s Crop Protection business and research and development organization (collectively, the “Divested Ag Business”) and (2) DuPont has agreed to purchase certain assets relating to the Company’s Health and Nutrition business segment, excluding its Omega-3 products (the “Acquired H&N Business”) (collectively, the “Transactions”). Additionally, the Company will pay DuPont $1.2 billion in cash (subject to certain adjustments set forth in the Transaction Agreement), which reflects the difference in value between the divested businesses. DuPont will retain accounts receivable and accounts payable associated with the Divested Ag Business.
The completion of the Transactions is subject to the satisfaction or waiver of certain conditions, including (1) the closing of DuPont’s merger with the Dow Chemical Company prior to or substantially concurrently with the closing of the Transactions, (2) approval of the Company as the buyer of the Divested Ag Business by certain governmental entities, including the European Commission and the U.S. Department of Justice, (3) receipt of certain domestic and foreign approvals under competition laws, (4) the absence of governmental restraints or prohibitions preventing the consummation of either of the Transactions or that, together with the Divestiture Actions (as defined below) undertaken would reasonably be expected to have a Substantial Detriment (as defined below) and (5) other customary closing conditions.
The Transaction Agreement contains mutual customary representations and warranties made by each of the Company and DuPont, and also contains mutual customary pre-closing covenants. The Transaction Agreement contains termination rights for each of the Company and DuPont, including in the event that the Transactions are not consummated on or before nine months after the date thereof, subject to each party’s right to unilaterally extend the termination date of the Transaction Agreement until twelve months after the date thereof in the event that the regulatory closing conditions have not been satisfied.
The Transaction Agreement provides that each of the Company and DuPont is required, and shall cause its subsidiaries, to take all actions necessary to obtain governmental, regulatory and third party approvals, related to the Transactions subject to limited exceptions, including that DuPont is not required to take certain specified actions to obtain regulatory approval with respect to the acquisition of the Acquired H&N Business (“Divestiture Actions”) that would reasonably be likely to result in the one-year loss of revenues to DuPont, Dow, DowDuPont Inc., their subsidiaries or the Acquired H&N Business in excess of $350 million in the aggregate (based on fiscal year 2016 annual revenues) (a “Substantial Detriment”).
Pursuant to the Transaction Agreement, the Company and DuPont have agreed to enter into certain ancillary agreements effective as of the closing of the Transactions.
The Company expects to close the Transactions in the fourth quarter of 2017.
The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS
Also, on March 27, 2017, in connection with the Purchase Agreement, the Company entered into commitment letters (the “Commitment Letters”) with Citigroup Global Markets Inc. (collectively with certain of its affiliates, the “Commitment Party”). The Commitment Letters provide that, in connection with the Transactions and subject to the conditions set forth in the Commitment Letters, the Commitment Party will commit to provide to the Company, among other things, a $1.5 billion 364-day bridge term loan and, in certain circumstances, a $1.5 billion revolving credit facility and a $750 million term loan facility. The commitments are subject to various conditions, including (1) the execution of definitive documentation and (2) other customary closing conditions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
2.1	Transaction Agreement, dated as of March 31, 2017, by and between E. I. du Pont de Nemours and Company and FMC Corporation*
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Information
Certain statements contained in this communication may constitute “forward-looking statements” and provide other than historical information. In some cases, we have identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the proposed transaction and the company based on currently available information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. The factors that could cause actual results to differ materially include the following: uncertainties as to the timing of the proposed transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate the Divested Ag Business into the Company’s Agricultural Solutions business, or the Acquired H&N Business into DuPont’s Nutrition & Health business; such integrations may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the announcement of the proposed transaction; the retention of certain key employees; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the conditions to the completion of the transaction may not be satisfied on the anticipated terms and timing or at all, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the risk that required regulatory approvals and other conditions for the closing of the pending merger of DuPont and The Dow Chemical Company are not received or satisfied or that the merger does not close; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that financing intended to fund the proposed transaction is not obtained, or is obtained on terms other than those previously agreed to; the impact of indebtedness that will be incurred by the Company in connection with the transaction and the potential impact on the rating of indebtedness of the Company; and any other effects of proposed transaction on the Company, including those of the Company’s future financial condition, operating results, strategy and plans; and other factors detailed in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2016 and the Company’s other filings with the SEC, which are available at http://www.sec.gov and on the Company’s website at www.fmc.com. The Company assumes no obligation to update the information in this communication, except as otherwise required by securities and other applicable laws. We wish to caution readers not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: April 4, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Transaction Agreement, dated as of March 31, 2017, by and between E. I. du Pont de Nemours and Company and FMC Corporation*
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.